December 15, 2010

ADVANTAGE FUNDS, INC.
-DREYFUS MIDCAP VALUE FUND

Supplement to Prospectus dated January 1, 2010

Effective January 1, 2011, the following information supplements and supersedes and replaces any contrary information contained in the section of the fund's Prospectus entitled "Fund Summary-Principal Investment Strategy" and the second, third and fourth paragraphs in the section of the fund's Prospectus entitled "Fund Details-Goal and Approach":

In constructing the fund's portfolio, the fund's portfolio managers use an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio managers. Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with its economic balance sheet. The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace. To do this, the portfolio managers use mid-cycle estimates, growth prospects, the identification of a revaluation trigger and competitive advantages as some of the factors in the valuation assessment. Additionally, a company's stated and hidden liabilities and assets are included in the portfolio managers' economic balance sheet calculation for the company.

In general, the fund's portfolio managers seek exposure to stocks and sectors that are perceived to be attractive from a valuation and fundamental standpoint. The fund's sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the Russell Midcap Value Index, the fund's benchmark, at any given time.

The fund typically sells a stock when, in the portfolio managers' view, it approaches intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward opportunity is presented in the marketplace.

The fund may invest in exchange traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets.

Effective January 1, 2011, the following information supplements the sections of the fund's Prospectus entitled "Fund Summary-Principal Risks" and "Fund Details-Investment Risks":

ETF risk. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

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                                                                           December 15, 2010

Advantage Funds, Inc.

-Dreyfus Midcap Value Fund

Supplement to Statement of Additional Information (the “SAI”)

dated January 1, 2010

            Effective January 1, 2011, the Fund’s name will be changed to “Dreyfus Opportunistic Midcap Value Fund”.